UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 21, 2001
                        Commission file number 000-28753

                                 iChargeit, Inc.
             (Exact name of registrant as specified in its charter)

                         Delaware                           33-0880427
    (State or other jurisdiction of incorporation)       (I.R.S. Employer
                                                        Identification No.)

                    2340 Sawtelle Blvd,
                      Los Angeles, CA                          90064
         (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (310) 782-1122


                             2184 West 190th Street
                           Torrance, California 90504
                         (Former name or former address,
                          if changed since last report)

ITEM 5. OTHER EVENTS

Silicon Mountain Memory Agreement.
---------------------------------

         On April 27, 2001 we. reported the following information in our 10-QSB for the quarter ended December 31, 2000. On February 22, 2001, Bay Micro entered into a loan agreement, two promissory notes and a security agreement with Silicon Mountain Memory, Incorporated, a Colorado corporation ("SMM"). As part of this transaction, we entered into a guaranty of Bay Micro's indebtedness under the loan agreement and promissory notes. The loan agreement requires Bay Micro to pay SMM an initial sum of $10,000 in cash, provides for a term loan in the principal amount of $85,000 (the "Term Note"), and a revolving loan not to exceed $200,000 (the "Revolving Note"). The Term Note represents credit previously extended to Bay Micro in the form of products and services, while the Revolving Note represents credit available to Bay Micro solely for the purchase and acquisition for resale of products and services of SMM. The loan agreement specifies the terms of the credit, including default and termination provisions.

         Each of the Term Note and Revolving Note bear interest at the rate of 10% per annum. The Term Note requires payments of $7,000 per month, beginning on March 1, 2001, and on the first day of each month thereafter until paid in full. Any default under the Term Note or any default under the security agreement or loan agreement causes the entire principal amount outstanding and accrued interest to become due and payable immediately, and such amount will bear interest at the rate of 18% per annum. The loan agreement provides Bay Micro credit on an incremental basis, based on qualified purchases made by Bay Micro of SMM goods and payments made to SMM.

         The guaranty we entered into unconditionally guarantees the payment when due, either upon maturity or acceleration, of all of Bay Micro's indebtedness to SMM. In addition, the guaranty subordinates all of Bay Micro's indebtedness to us to amounts owed by Bay Micro to SMM. Bay Micro has outstanding an aggregate of approximately $300,000 in indebtedness to us, which amount therefor is subordinated to the indebtedness of Bay Micro to SMM.

         Bay Micro granted a security interest to SMM for the amounts owed under the Term Note and the Revolving Note, as well as future debts Bay Micro may incur to SMM. The security agreement grants a security interest in all property of Bay Micro, including inventory, accounts receivable, general intangibles and equipment. The Security Agreement contains both affirmative and negative covenants, and specifies events of default. All of the agreements contain attorneys' fees clauses.

Nicom Agreement.
---------------

         On May 1, 2001, our wholly-owned subsidiary Bay Micro Computers vacated its then-current business location at 2184 W. 190th Street, Torrance California and entered into a verbal fulfillment center agreement with Nicom Computers Inc., a California corporation.

         Our management expects a formal agreement to be signed within sixty
(60) days that will formalize certain cost and revenue-sharing arrangements between Bay Micro and Nicom. Bay Micro and iChargeit are currently using Nicom's facility, located at 2340 Sawtelle Blvd, Los Angeles, California, 90064, as their business location and address. We are also using Nicom's phone system.

         Bay Micro Computers no longer has any salaried employees. IChargeit's two remaining employees, Jesse Cohen and James Carroll, have agreed to work for deferred compensation and are no longer receiving salary.

Amendment to Silicon Mountain Memory Agreement.
----------------------------------------------

         In early May 2001 SMM verbally agreed to amend to its loan agreement with us pursuant to which the monthly payments under the Term Note will be reduced to $3,000 plus 30% of the gross profits earned from sales of Bay Micro's current inventory. SMM also accepted the changes in Bay Micro's business operations which include the utilization of order fulfillment services. On May 16, 2001, SMM notified us that until they spoke with the management of Nicom and reviewed a copy of the signed fulfillment agreement with Nicom, Bay Micro would remain in default on the original SMM agreement. We are attempting to resolve SMM's concerns and hope to obtain a signed amendment containing the terms noted above as soon as possible.

Debt; Bankruptcy; Delisting of Stock.
------------------------------------

         On May 1, 2001 both iChargeit and Bay Micro exhausted their cash reserves. The companies have combined debts totaling approximately $850,000. Although we are actively working to settle our debts with our creditors, we cannot guaranty that these debts can be settled given our current financial condition. If we are unable to reach workable settlement arrangements with our creditors we could be forced to file for bankruptcy protection.

         Our ability to continue as a going concern depends on our ability to obtain additional equity and/or debt financing to fund our operations. We are actively seeking additional financing, and have received inquiries from two companies regarding possible mergers. Management is currently investigating these and other options. Without a new financing or a merger we will not be able to continue our operations. If we are unable to raise additional funds immediately or enter into a definitive strategic relationship with a fulfillment service, we will have to cease or curtail our and/or Bay Micro's operations.

         Due to our current financial condition we may be unable to meet the requirements needed to maintain our listing on the Over-the-Counter Bulletin Board. If we fail to meet these requirements, iChargeit Common Stock could be delisted from the Over-the-Counter Bulletin Board. Such delisting would likely have an adverse impact on the price and liquidity of our publicly traded stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

        Exhibit
         Number        Description
         ------        -----------
          10.1 Loan Agreement, dated February 22, 2001, by and between Silicon Mountain Memory, Inc., Bay Micro Computers, Inc., iChargeit, Inc., and Saied R. Akavan.

          10.2 Promissory Note (term note), dated February 22, 2001, by and between Silicon Mountain Memory, Inc. and Bay Micro Computers, Inc.

          10.3 Promissory Note (revolving note), dated February 22, 2001, by and between Silicon Mountain Memory, Inc. and Bay Micro Computers, Inc.

          10.4 Security Agreement, dated February 22, 2001, by and among Bay Micro Computers, Inc., iChargeit, Inc. and Silicon Mountain Memory, Inc.

          10.5 Continuing Guaranty, dated February 22, 2001, made by Saied R. Akavan and iChargeit, Inc., in favor of Bay Micro Computers, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated  May 24, 2001                     iChargeit Inc.


                                        By:        /s/ Jesse Cohen
                                                 -------------------
                                              Name:    Jesse Cohen
                                             Title:   Chief Executive Officer

                                  EXHIBIT INDEX


        Exhibit
        Number           Description
        ------           -----------
          10.1 Loan Agreement, dated February 22, 2001, by and between Silicon Mountain Memory, Inc., Bay Micro Computers, Inc., iChargeit, Inc., and Saied R. Akavan.

          10.2 Promissory Note (term note), dated February 22, 2001, by and between Silicon Mountain Memory, Inc. and Bay Micro Computers, Inc.

          10.3 Promissory Note (revolving note), dated February 22, 2001, by and between Silicon Mountain Memory, Inc. and Bay Micro Computers, Inc.

          10.4 Security Agreement, dated February 22, 2001, by and among Bay Micro Computers, Inc., iChargeit, Inc. and Silicon Mountain Memory, Inc.

          10.5 Continuing Guaranty, dated February 22, 2001, made by Saied R. Akavan and iChargeit, Inc., in favor of Bay Micro Computers, Inc.

                                  Exhibit 10.1


                                 LOAN AGREEMENT


         AGREEMENT made and entered this ____ day of _______________, 2001, by and between Silicon Mountain Memory, Inc., a Colorado corporation ("Lender"), Bay Micro Computers, Inc., a California corporation, ("Borrower"), and iChargeit, Inc., a Delaware corporation and Saeid R. Akavan, (collectively "Guarantors") subject to the following:

         A.       Borrower   has  applied  to  Lender  for   extensions   of
loans,   credit  and  other   financial   accommodations, ("Accommodations").

         B. Guarantors have agreed to personally and unconditionally guarantee said Accommodations.

         C. Lender will not extend said Accommodations unless and only pursuant to the terms of this Agreement.

         NOW THEREFORE, in consideration of the Accommodations given and to be given to Borrower by Lender and to induce Lender to extend the Accommodations and for the mutual considerations to be derived hereby, the parties agree as follows:

         1. Return of Item: Lender shall return to Borrower that unpaid item in
            --------------
the amount of $10,500.00. Lender shall return to Borrower that unpaid item in the amount of $10,500.00, upon payment of that "Term Note" of even date, and shall forbear all actions on said item as long as Borrower complies with all terms, conditions, representations, warranties, covenants and agreements contained in this Agreement, the Term Note, the Revolving Note, the Security Agreement and the Continuing Guaranty.

         2. Pay Down:  Upon the  execution  of this  Agreement,  Borrower  shall
            --------
pay Lender the sum of $10,000.00, in cash, by cashier's check or by certified funds. Said amount shall be applied by Lender in reduction of Borrower's current indebtedness for past goods sold.

         3. Term Loan:  Upon the execution of this Loan Agreement:
            ---------
                  a. Borrower shall execute that "Term Note" in the principal amount of $85,000.00, attached hereto and incorporated herein as Exhibit A, representing the balance of credit supplied prior to the date of this Loan Agreement from Lender to Borrower.

                  b. Guarantors shall execute and deliver that Continuing Guaranty, attached hereto and incorporated herein as Exhibit B.

                  c. Borrower and Guarantor iChargeit, Inc., shall execute and deliver that Security Agreement, attached hereto and incorporated herein as Exhibit C, and shall comply with all terms, conditions, representations and agreements therein.

         4.       Revolving Credit:
                  ----------------

                  a. Preconditions: In the event and for so long as Borrower and Guarantors comply with all terms, conditions, representations, warranties, covenants and agreements contained in said Term Note, Continuing Guaranty and Security Agreement, then Borrower may further avail itself of that Revolving Credit, per the terms and as described below.

                  b. Maximum Credit: Lender hereby establishes a Revolving Credit in favor of Borrower per the terms hereof in an aggregate principal amount at any one time outstanding not exceeding $200,000.00; provided, however, that in no event shall the total outstanding balance exceed 75% of the sum of Borrower's current cash balances, account receivables and inventory (at book value), per the books and records of the Borrower as reflected on Borrower's most recent financial statements, records, or information.

                  c. Qualified Purchases: Revolving Credit is afforded to Borrower solely to purchase and acquire for resale products and services of Lender. Borrower may avail itself of the Revolving Credit only to the extent necessary to provide it with funds to finance current or expected valid purchase orders from its customers, or to retain sufficient inventory for reasonably expected business purposes.

                  d. Increasing Credit: The Revolving Credit shall be afforded to Borrower on an incremental increasing basis. Upon the execution of this Agreement, Lender shall afford Borrower credit for Qualified Purchases in the amount of $15,000.00, all said purchases to be invoiced by Lender, net 30. Upon receipt and acceptance of Lender's goods, the Borrower shall immediately pay Lender the amount of its invoice via a post-dated check due 30 days subsequent to Borrower's receipt and acceptance of the goods. Upon use and payment in full of said $15,000.00 in credit (including reasonable return credits), and upon at least one $7,000.00 payment under the parties' Term Note, Lender shall thereafter re-extend $15,000.00 in credit to Borrower, together with an additional $15,000.00 in credit for a total of $30,000.00 in credit, all upon similar terms. Upon use and payment in full of said $30,000.00 in credit, and upon at least two payments of $7,000.00 each under the parties' Term Note, Lender shall thereafter re-extend said credit amount with an additional $15,000.00, proceeding, as before, until Borrower shall have maximized its credit per paragraph 4(b), above; provided, again, that for each additional $15,000.00 in credit extended by Lender to Borrower, Borrower shall have timely paid Lender at least $7,000.00 against the parties' Term Note.

                  e. Revolving Note: At the time of executing this Loan Agreement, Borrower shall execute and deliver to Lender that Revolving Note, payable to the order of Lender in the maximum amount of its loan hereunder, attached hereto and incorporated herein as Exhibit D. Any Lender invoice not paid upon terms, net 30 days, shall thereafter be subject and applied to the terms of the Revolving Note.

                  f. Ledger: Lender shall maintain a written ledger of the amounts credited to and repaid by Borrower under the terms of this Agreement. The aggregate unpaid principal amount shown on such ledger shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the Revolving Note; provided, however, neither Lender's failure to record the date and amount of any credit or advance on such ledger, nor Borrower's failure to object to such ledger shall limit or otherwise effect the obligations of the Borrower to repay the principal amount of all credits or advances, together with all financing charges accruing thereon if not paid pursuant to the net 30 terms.

                  g. Termination of Revolving Credit: In no event shall Lender be required to continue or re-extend any credit or advances pursuant to this paragraph 4 if (a) Borrower is in default under any of the terms of this Agreement; (b) Borrower is in default under any of the terms of any Promissory Note; (c) Borrower is in default under any of the terms of the Security Agreement; (d) Guarantor iChargeit is in violation of any of the terms of the Security Agreement; (e) iChargeit is in default under or has sought termination of any of the terms of its Continuing Guaranty; or (f) Guarantor Saeid R. Akavan is in default under or has sought termination of any of the terms of his Continuing Guaranty.

         5.       General Provisions:
                  ------------------
                  a. The failure of Lender at any time or times hereafter to require strict performance by Borrower or Guarantors of any of the provisions, warranties, terms, and conditions in this Agreement or in any other agreement, guaranty, note, instrument, or document now or at any time or times hereafter executed by Borrower or Guarantors and delivered to Lender shall not waive, affect, or diminish any right of Lender at any time or times hereafter to demand strict performance thereof. No rights of Lender hereunder shall be deemed to have been waived by any act or knowledge of Lender, its agents, officers or employees, unless such waiver is contained in an instrument signed by an officer of Lender. No waiver by Lender of any of its rights shall operate as a waiver of any other of its present or future rights.

                  b. Any demand or notice hereunder shall be deemed effective when deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, addressed to Lender or to Borrower or Guarantors at the address shown, or to any other address provided in writing prior to the giving of such notice by the party to be notified.

                  c. This Agreement with all contemporaneously executed notes and other agreements constitutes the entire understanding between the parties with regard to the subject matter hereof, and may not be modified or amended except by an instrument signed by the party against which the enforcement of such modification or amendment is sought.

                  d. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If any provision hereof is held to be invalid, illegal or unenforceable, such determination shall not affect the validity of the remaining provisions of this Agreement, which shall continue in full force and effect as if the invalid portions had been deleted or never written.

                  e. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective legal representatives, successors and assigns. Borrower or Guarantors, however, may not assign any of its or their rights or delegate any of its or their obligations hereunder without Lender's prior written consent.

                  f. This Agreement is entered into in the State of Colorado and shall be construed in accordance with and governed by the laws thereof. If Lender brings any action hereunder in any United States or Colorado court of record, Borrower and Guarantors consent to personal jurisdiction over it and them by such court. Service of process may be made upon Borrower or Guarantors by mailing to it and them a copy of the summons, as provided in Section 5(b) above. In any action hereunder, Borrower and Guarantors waive the right to demand a trial by jury.

                  g.       Time is of the essence.

LENDER                                                        ATTEST



Silicon Mountain Memory, Inc.                   Secretary
5445 Conestoga Ct. #2B
Boulder, CO  80301                              By:
                                                    --------------------------

BY:
    -------------------------------------------------


TITLE:
       ----------------------------------------------


STATE OF                                             )
         --------------------------------------------
                                                     )  ss.
COUNTY OF
          -------------------------------------------


         Subscribe and sworn before me this ____ day of _______, 2001, by ___ .

         My Commission expires:                      .
                                 --------------------


                                  Notary Public

BORROWER                                                      ATTEST



Bay Micro Computers, Inc.                                     Secretary
2184 West 190th Street
Torrance, CA   90501                                          By:
                                                                  --------------

BY:
    -------------------------------------------------


TITLE:
       ----------------------------------------------


STATE OF                                             )
         --------------------------------------------
                                                     )  ss.
COUNTY OF
          -------------------------------------------


         Subscribe and sworn before me this ____ day of _______, 2001, by _____.

         My Commission expires:                      .
                                 --------------------

                                  Notary Public

GUARANTOR                                                     ATTEST



Bay Micro Computers, Inc.                                     Secretary
2184 West 190th Street
Torrance, CA   90501                                          By:
                                                                  --------------


BY:
    -------------------------------------------------


TITLE:
       ----------------------------------------------


STATE OF                                             )
         --------------------------------------------
                                                     )  ss.
COUNTY OF
          -------------------------------------------


         Subscribe and sworn before me this ____ day of _____, 2001, by _______.

         My Commission expires:                      .
                                 --------------------


                                  Notary Public




STATE OF                                             )
         --------------------------------------------
                                                     )  ss.
COUNTY OF
          -------------------------------------------


         Subscribe and sworn before me this ____ day of ______, 2001, by ______.

         My Commission expires:                      .
                                 --------------------


                                  Notary Public

                                  Exhibit 10.2
                                 PROMISSORY NOTE
                                   (TERM NOTE)

U.S. $85,000.00   Boulder, Colorado
                                                            ______________, 2001

1. FOR VALUE RECEIVED, the undersigned (Borrower) promises to pay, Silicon Mountain Memory, Incorporated, a Colorado corporation, or order, (Note Holder) the principal sum of Eighty Five Thousand Dollars ($85,000.00) U.S. Dollars, with interest on the unpaid balance at the rate of 10% per annum, payable at $7,000.00 per month, beginning on March 1, 2001 and on the first day of each month thereafter until paid in full. Principal and interest shall be payable at 3220 Prairie Drive, Building C, Boulder, Colorado, 80301, or such other place as the Note Holder may designate.

2. Payments received for application to this Note shall be applied first to the payment of default interest at the rate specified below, if any, second, interest charges, and the balance applied in reduction of the principal amount hereof.

3. If any payment required by this Note is not paid when due, or if any default under any Security Agreement or other Loan Agreement securing or referencing this Note occurs, the entire principal amount outstanding and accrued interest thereon shall at once become due and payable at the option of the Note Holder (Acceleration); and the indebtedness shall bear interest at the rate of 18% per annum from the date of default. The Note Holder shall be entitled to collect all reasonable costs and expense of collection and/or suit, including, but not limited to reasonable attorney's fees.

4. Borrower may prepay the principal amount outstanding under this Note in whole or in part, at any time without penalty. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent payments or change the amount of such payments.

5. Borrower and all other makers, sureties, guarantors, and endorsers hereby waive presentment, notice of dishonor and protest, and they hereby agree to any extensions of time of payment and partial payments before, at, or after maturity. This Note shall be the joint and several obligation of Borrower and all other makers, sureties, guarantors and endorsers, and their successors and assigns.

6. Any notice to Borrower provided for in this Note shall be in writing and shall be given and be effective upon; (1) delivery to Borrower, or
         (2) mailing such notice by first-class U.S. mail, addressed to Borrower at the Borrower's address stated below, or to such other address as Borrower may designate by notice to the Note Holder. Any notice to the Note Holder shall be in writing and shall be given and be effective upon (1) delivery to Note Holder or; (2) by mailing such notice by first-class U.S. mail to the Note Holder at the address stated in the first paragraph of this Note, or to such other address as Note Holder may designate by notice to Borrower.

7. The indebtedness evidenced by this Note is secured by a Security Agreement of even date and until released said Security Agreement contains additional rights of the Note Holder. Such rights may cause Acceleration of the indebtedness evidenced by this Note. Reference is made to said Security Agreement for such additional terms.

8. This Note is issued pursuant and subject to that Loan Agreement of even date.

9. Note Holder's forbearance from, or delay in, the exercise of any rights, remedies, privileges or rights to insist upon strict performance of any provisions contained in this Note, or any other associated loan document, shall not be construed as a waiver by Note Holder, unless any such waiver is in writing and signed by the Note Holder.

10. This Note is governed by the laws of the State of Colorado, and to the extent required, by the laws of the jurisdiction where any property, given as security for this Note, is located. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Boulder, Colorado, unless otherwise required by law.

11. This Note may not be amended or modified by oral agreement. No amendment or modification of this Note is effective unless made in writing and executed by the parties hereto. If any provision of this
         Note is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

12. Borrower agrees to sign, deliver, and file any additional documents or certifications that Note Holder may consider necessary to perfect, continue and preserve Borrower's obligations under this Note, or any other associated loan documents, and to confirm Note Holder's lien status on any property securing this Note.

13. Borrower agrees that from time to time, Note Holder may obtain credit information about Borrower from others, including other lenders and credit reporting agencies.

14.      Time is of the essence.

BORROWER                                                      ATTEST



Bay Micro Computers, Inc.                                     Secretary
2184 West 190th Street
Torrance, CA   90501                                          By:
                                                                  -------------

BY:
    -------------------------------------------------


TITLE:
       ----------------------------------------------


STATE OF                                             )
         --------------------------------------------
                                                     )  ss.
COUNTY OF
          -------------------------------------------


         Subscribe and sworn before me this ____ day of ______, 2001, by ______.

         My Commission expires:                      .
                                 --------------------


                                  Notary Public

                                  Exhibit 10.3
                                 PROMISSORY NOTE
                                (REVOLVING NOTE)


U.S. $200,000.00  Boulder, Colorado
                                                               ___________, 2001

1. FOR VALUE RECEIVED, the undersigned (Borrower) promises to pay, Silicon Mountain Memory, Incorporated, a Colorado corporation, or order, (Note Holder), amounts advanced from time to time under the terms of this Note up to a maximum outstanding principal of Two Hundred Thousand Dollars ($200,000.00.) U.S. Dollars, with interest on the unpaid balance at 10% per annum, payable on demand. Principal and interest shall be payable at 3220 Prairie Drive, Building C, Boulder, Colorado, 80301, or such other place as the Note Holder may designate.

2. Payments received for application to this Note shall be applied first to the payment of default interest at the rate specified below, if any, second, interest charges, and the balance applied in reduction of the principal amount hereof.

3. If any payment required by this Note is not paid when due, or if any default under any Security Agreement or other Loan Agreement securing or referencing this Note occurs, the entire principal amount outstanding and accrued interest thereon shall at once become due and payable at the option of the Note Holder (Acceleration); and the indebtedness shall bear interest at the rate of 18% per annum from the date of default. The Note Holder shall be entitled to collect all reasonable costs and expense of collection and/or suit, including, but not limited to reasonable attorney's fees.

4. Borrower may prepay the principal amount outstanding under this Note in whole or in part, at any time without penalty. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent payments or change the amount of such payments.

5. Borrower and all other makers, sureties, guarantors, and endorsers hereby waive presentment, notice of dishonor and protest, and they hereby agree to any extensions of time of payment and partial payments before, at, or after maturity. This Note shall be the joint and several obligation of Borrower and all other makers, sureties, guarantors and endorsers, and their successors and assigns.

6. Any notice to Borrower provided for in this Note shall be in writing and shall be given and be effective upon (1) delivery to Borrower, or
         (2) mailing such notice by first-class U.S. mail, addressed to Borrower at the Borrower's address stated below, or to such other address as Borrower may designate by notice to the Note Holder. Any notice to the Note Holder shall be in writing and shall be given and be effective upon (1) delivery to Note Holder or; (2) by mailing such notice by first-class U.S. mail, to the Note Holder at the address stated in the first paragraph of this Note, or to such other address as Note Holder may designate by notice to Borrower.

7. Any indebtedness evidenced by this Note is secured by a Security Agreement of even date and until released said Security Agreement contains additional rights of the Note Holder. Such rights may cause Acceleration of the indebtedness evidenced by this Note. Reference is made to said Security Agreement for such additional terms.

8. This Note is issued pursuant and subject to that Loan Agreement of even date.

9. Note Holder's forbearance from, or delay in, the exercise of any rights, remedies, privileges or rights to insist upon strict performance of any provisions contained in this Note, or any other associated loan document, shall not be construed as a waiver by Note Holder, unless any such waiver is in writing and signed by the Note Holder.

10. This Note is governed by the laws of the State of Colorado, and to the extent required, by the laws of the jurisdiction where any property, given as security for this Note, is located. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Boulder, Colorado, unless otherwise required by law.

11. This Note may not be amended or modified by oral agreement. No amendment or modification of this Note is effective unless made in writing and executed by the parties hereto. If any provision of this
         Note is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

12. Borrower agrees to sign, deliver, and file any additional documents or certifications that Note Holder may consider necessary to perfect, continue and preserve Borrower's obligations under this Note, or any other associated loan documents, and to confirm Note Holder's lien status on any property securing this Note.

13. Borrower agrees that from time to time, Note Holder may obtain credit information about Borrower from others, including other lenders and credit reporting agencies.

14.      Time is of the essence.

BORROWER                                                      ATTEST



Bay Micro Computers, Inc.                                     Secretary
2184 West 190th Street
Torrance, CA   90501                                          By:
                                                                  --------------

BY:
    -------------------------------------------------


TITLE:
       ----------------------------------------------


STATE OF                                             )
         --------------------------------------------
                                                     )  ss.
COUNTY OF
          -------------------------------------------


         Subscribe and sworn before me this ____ day of ______, 2001, by ______.

         My Commission expires:                      .
                                 --------------------


                                  Notary Public

                                                          SECURITY AGREEMENT



         KNOW ALL MEN BY THESE PRESENTS, that Bay Micro Computers, Inc., a California corporation ("Borrower"); and, iChargeit, Inc., a Delaware corporation ("Guarantor") for good and valuable consideration, do hereby grant unto Silicon Mountain Memory Incorporated, a Colorado corporation ("Lender") a security interest per the following terms and conditions:

1.                Secured Debts: This Agreement will secure the following
                  -------------
debts ("Secured Debts"):

          a. Specific Debts: Those Promissory Notes dated ________________ ____, 2001, in the principal amount of $85,000.00, and $200,000.00, respectively, including all extensions, renewals, refinancings, modifications and replacements.

          b. All Debts: All present and future debts due from Borrower to Lender, whether direct or indirect, absolute or contingent, and even if this Agreement is not specifically referenced, or if the future debt is unrelated to or of a different type than this debt. Nothing in this Agreement constitutes a commitment to make additional or future loans or advance, and any such commitment must be in writing.

          c. Sums Advanced: All sums advanced and expenses incurred by Lender under the terms of this Agreement.


2.               Security Interest: To secure the payment and performance of the
                 ------------------
               Secured Debts, Borrower grants a security interest in all of the Property described in this Agreement, that Lender now owns or in the future will own (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the Property), wherever the Property is or will be located, and all proceeds and products from the Property. Property is all the collateral given as security for the Secured Debts as described in this Agreement. Promptly, upon satisfaction of this Agreement, Borrower will join with Lender in executing one or more financing statements pursuant to the Uniform Commercial Code in form satisfactory to Lender and will pay the cost of filing the same in all public offices wherever filing is deemed by Lender to be necessary or desirable. Borrower shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Lender may reasonably require for the purpose of more completely vesting in and insuring to Lender its rights hereunder in or to the Property.

3.                Property Description: The Property is described as follows:
                  ---------------------
          a. Inventory: All inventory which Borrower holds for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in Borrower's business.

          b. Accounts and Other Rights to Payment: All rights which Borrower now has or in the future may have to payments including, but not limited to, payment for goods and other properties sold or leased or for services rendered, whether or not Borrower has earned such payment by performance. This includes any rights and interests (including all liens and security interests) which Borrower may have by law or agreement against any debtor or obligor of Borrower.

          c. General Intangibles: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trade marks, trade secrets, good will, trade names, customer lists, permits and franchises, the rights to use any corporate name or trade names, and all web-sites and associated software, including all source and object codes therefore.

          d. Equipment: All equipment including but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and record keeping equipment and parts and tools. Any and all equipment described in a list or schedule which Borrower gives Lender will also be included in the Property, but such list is not necessary for a valid security interest in Borrower's equipment.


4.                Warranties and Representations:  Borrower makes the following
                  ------------------------------
warranties and representations which will continue as long as this Agreementis in effect:

          a. Power: That Borrower is duly organized, validly existing and in good standing in all jurisdictions in which Borrower operates. That Borrower has the power and authority to enter into this transaction and to carry on its business activities as is now being conducted and, as applicable, is qualified to do so in each jurisdiction in which it operates.

          b. Authority: That the execution, delivery and performance of this Agreement and the obligation evidenced by this Agreement, are within Borrower's powers, have been duly authorized, have received all necessary governmental approval, will not violate any provision of law, or order of court or governmental agency, and will not violate any agreement to which Borrower is a party or to which Borrower or any of its Property is subject.

          c. Ownership of Property: That Borrower is the owner of the Property, with good and marketable title, free from any lien, security interest or encumbrance, and that Borrower shall defend the Property and its proceeds and products against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Lender.

          d. Financial Information: Subject to any limitations stated therein or in connection therewith, that all balance sheets, earning statements and other financial data which have been or may hereafter be furnished to Lender do or shall fairly represent Borrower's financial condition as of the dates and the results of its operations for the periods for which the same are furnished, and all other information, reports, and other papers furnished to Lender are or shall be at the time the same are so furnished accurate and correct in all material respects and complete in so far as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter.

          e. That Borrower has filed all required Federal, State and local tax returns and other reports and has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges.

          f. That Borrower has complied with all applicable federal, state and local statutes, regulations, ordinances, decrees and directives with respect to the manufacture and sale of its goods, the rendition of its services and the conduct of its business.

          g. That no representation, warranty, or statement by Borrower contained herein or in any certificate or other document furnished or to be furnished by Borrower pursuant hereto contains or at any time of delivery shall contain any untrue statement of material fact, or omits, or shall omit at the time of delivery, to state a material fact necessary to make it not misleading.

          h. That Bay Micro Computers, Inc., is a wholly owned subsidiary of iChargeit, Inc., and that Borrower contemporaneously with this Agreement has caused all securities or security entitlements in Bay Micro Computers, Inc., and owned by iChargeit, Inc., to be held by Lender, under and per the terms of this Agreement, as collateral and for perfection of Lender's security interest therein.

5.                Affirmative  Covenants:  Borrower  hereby  covenants  and
                  ----------------------
agrees with Lender that it will, during the term of this Agreement and for so long thereafter as any Secured Debts remain outstanding:

          a.   Furnish Lender:

                         1. Within ninety (90) days after the last day of each
                    fiscal year of Borrower, a balance sheet and related statements of income, retained earnings, and changes in financial position, each prepared in reasonable detail and in accordance with generally accepted accounting principles consistently applied certified by an independent certified public accountant or officer of Borrower;

                         2. Within thirty (30) days after the end of each of the
                    first three quarters of each fiscal year of the Borrower, a balance sheet as at the end of such quarter and statements of income and retained earnings for the period from the beginning of the fiscal year to the end of such quarter, certified by an authorized financial or accounting officer of Borrower;

                         3. Within ten (10) days after the end of each calendar
                    month, an aged analysis of all outstanding account receivables in form and substance satisfactory to Lender, and information concerning quantities, costs and fair market value of inventory; and

                         4. Promptly, and in form satisfactory to Lender, all
                    other information reasonably requested by Lender from time to time.

          b. Maintain casualty insurance coverage on its physical assets and other insurance against other risks, including public liability and product liability insurance in the amounts and of the types requested by Lender from time to time, and in any event, as are ordinarily carried by similar businesses. In the case of all policies insuring property in which Lender shall have a security interest of any kind whatsoever, all such insurance policies shall provide that the proceeds thereof shall be payable to Borrower and Lender, as their respective interests may appear. All said policies or certificates thereof, including all endorsements thereof and those required hereunder, shall contain provisions that no such insurance may be canceled or decreased without 10 days prior written notice to Lender. In the event of acquisition of additional property, real or personal, or of incurrence of additional risks of any nature, Borrower shall cause such insurance coverage to be increased or amended in such manner and to such extent as prudent business judgment would dictate. If Borrower at any time or times hereafter shall fail to obtain and maintain any required policy of insurance or to pay any premium in whole or in part relating to any such policy, Lender may obtain and/or cause to be maintained insurance coverage with respect to the assets of Borrower, including, at Lender's option, the coverage provided by all or any of Borrower's policies and pay all or any part of the premium thereunder, and any sums disbursed by Lender shall be additional Secured Debt of Borrower to Lender, payable on demand. Lender shall have the right to settle and compromise all claims under any policy required to be maintained by Borrower hereunder, to demand, receive, and receipt for all monies payable thereunder, and to execute in the name of Borrower or Lender or both any proof of loss, notice, or other instruments in connection with such policies or any loss thereunder.

          c. Permit Lender, through its authorized attorneys, accountants, and representatives, to examine the inventory and the books, accounts, records, ledgers, and assets of every kind and description of Borrower at all reasonable times.

          d. Promptly notify Lender of any condition or event which constitutes or would constitute with the passage of time or giving of notice or both, a default under this Agreement, and promptly inform Lender of any events or changes in Borrower's business, properties, or condition, financial or otherwise, which individually or cumulatively when viewed in light of prior financial statements, may result in a material adverse change in Borrower's financial condition.

          e. Maintain in good standing its corporate existence in its jurisdiction of incorporation and its status as a foreign corporation qualified to do business in those jurisdiction where it is required to be qualified.

          f. Notify Lender not less than 30 days prior to (i) the change of its name or use of any trade names, or (ii) any change in the address of Borrower's principal place of business, the location of any records pertaining to the Property, and the address where any Property is or may be stored.

          g. Promptly notify Lender of any disputes which arise in connection with its Property.

          h. Keep complete and accurate books and records with respect to the business of the Borrower and the Property consistent with good business practice.

               i. At any time and from time to time upon request of Lender, execute and deliver to Lender, in form and substance satisfactory to Lender, negotiable promissory notes for any or all of the Secured Debt and/or such documents in respect of the Secured Debts as Lender shall deem necessary or desirable to evidence the Secured Debt or perfect or maintain perfected the security interest of Lender in the Property or which may be necessary to comply with the provisions of the law of any jurisdiction in which Borrower is then conducting business or in which any of the Property is located.

6.                Negative  Covenants:  Borrower  agrees that during the term of
                  -------------------
this Agreement and so long thereafter as any Secured Debts remain outstanding, it will not, without Lender's prior written consent:

          a. Enter into any merger of consolidation or effect any reorganization or recapitalization.

          b. Mortgage, pledge, grant or permit to exist a security interest in, or lien or encumbrance upon, any of its Property, now owned or hereafter acquired except: (i) liens in favor of Lender and
               (ii) liens arising by operation of law with respect to obligations of Borrower not yet due and payable.

          c. Assume, endorse, guarantee, or otherwise become liable for or upon the obligations of any person, partnership, corporation or other entity (other than endorsements for deposit in the ordinary course of business).

          d. Incur, create, assume, or permit to exist any indebtedness or liability for borrowed money except: (i) indebtedness to Lender; and (ii) accounts payable incurred in the ordinary course of business.

          e. Redeem, purchase, or retire any of Borrower's capital stock or declare or pay any dividends (other than stock dividends), or make any other payment or distribution upon any of such capital stock.

          f. Make any investment in, or make any loan or advance to, any person, partnership, or corporation, including Borrower's officers, stockholders, or directors.

          g. Purchase or otherwise invest in or hold securities, nonoperating real estate, or other nonoperating assets, except direct obligations of the United States of America or certificates of deposit or equivalent securities issued by banking financial institutions.

          h. Enter into any sale-leaseback transaction, or sell, lease, transfer, or otherwise dispose or offer to dispose of all or any material portion of its Property, except that Borrower may sell inventory in the ordinary course of business, provided, however, that the transfer of inventory in total or partial satisfaction of a debt shall not be considered a sale in the ordinary course of business.

          i. Make or permit any substantial change in, or cease in whole or in part, its present business, or engage in any other activities apart from its present business.

          j. Make any change for any reason whatsoever in the executive management, majority ownership, or control of Borrower without Lender's prior written consent.

7.       Events of Default: Any or all of the Secured Debts of Borrower to
         ------------------

Lender shall, at the option of Lender, and not withstanding any time or credit allowed by any instrument evidencing a Secured Debt, be immediately due and payable without notice or demand upon the occurrence of any of the following events of default ("Events of Default"):

          a. Default in the payment or performance, when due or payable, of any liability of Borrower, or of any endorser, guarantor or surety, to Lender.

          b. The making of an assignment for the benefit of creditors or upon a petition for protection under federal, state or local bankruptcy, insolvency or debtor relief laws, whether made voluntarily or involuntarily, and including any appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower, or for any part of its Property.

          c. A merger, dissolution, reorganization or termination of Borrower's business or existence.

          d. Borrower's failure to pay or perform any condition or to keep any promise or covenant on this or any debt or agreement with Lender.

          e. The making of any verbal or written statement or the providing of any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

          f. The failure to pay or discharge any judgement against Borrower for the payment of money, unless, within ten (10) days of its entry, the judgement is satisfied or a stay of enforcement is granted pending an appeal. g. A substantial loss, theft, damage or destruction of any of the Property, or the use of Property in any manner or for any purpose which threatens confiscation by a legal authority.

          h. A change in Borrower's name or the assumption of an additional name absent notification to Lender before making such a change.

          i.   The transfer of all or a material portion of Borrower's Property.

          j. Any change in the condition or affairs (financial or otherwise) of Borrower, or of any endorser, guarantor or surety for any liability of Borrower to Lender, as in Lender's opinion impairs Lender's security or increases its risk.

8.                Remedies:  If any of the above Events of Default  shall occur
                  --------
and be continuing, Lender at any time shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Property. For that purpose, Lender may, so far as Borrower can give authority therefore, enter upon any premises on which the Property is situated and remove it therefrom. Unless the Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give Borrower at least five (5) days prior written notice of the time and place of any public sale of Property or of the time after which any private sale or any other intended disposition is to be made. Lender may at any time in its discretion transfer any securities or other property constituting collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for liabilities or apply it on principal or interest due on Secured Debts. In so far as Property shall consist of accounts receivable, insurance policies, instruments, chattel paper, choses in action, or the like, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize same, as Lender determines. For the purposes of realizing its rights in Property as collateral, Lender may receive, open, and dispose of mail addressed to Borrower and endorse notes, checks, drafts, money orders, documents of title, or other evidences of payment, shipment or storage or any form of collateral on behalf of and in the name of Borrower. Lender may further discharge taxes, liens or other security interests, or other encumbrances at any time levied or placed upon the Property, may pay for insurance on the Property, and may pay for the maintenance and preservation of the Property. Any such payments made or expenses incurred by Lender pursuant to this provision shall be payable on demand and shall be secured by this Agreement. In the event any Property sought to be included as collateral herein shall not be determined to be subject to a lien under the Uniform Commercial Code, Borrower shall, upon an Event of Default, promptly execute any and all assignments and transfer documents as requested by Lender and necessary to vest Lender with title to same. Lender may exercise its rights hereunder without giving Borrower any opportunity for hearing to be held before Lender, through judicial process or otherwise, takes possession of the Property upon the occurrence of any Event of Default, and Borrower expressly waives the right, if any, to such prior hearing.

9.                Waivers:  Borrower waives demand,  notice,  protest,  notice
                  -------
of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered, or other action taken in reliance hereon and all other demands and notices of any description. With respect both to liabilities and collateral, Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange, or release of collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising, or adjusting of any thereof, all in such manner and at such time or times as Lender deems advisable. Lender shall have no duty as to the collection or protection of collateral or any income thereon, nor as to the preservation of rights against prior parties, or as to the preservation of any rights pertaining thereto beyond the safe custody thereof. Lender may exercise its rights with respect to collateral without resorting or regard to other collateral or sources of reimbursement for liability. Lender shall not be deemed to have waived any of its rights upon or under liabilities or collateral unless such waiver is in writing and signed by Lender. No delay or omission by Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Lender on liabilities or collateral, whether evidenced by this agreement or by any other instrument or papers, shall be cumulative and may be exercised singularly or concurrently.

10.                Expenses and Proceeds of Collateral: Borrower shall pay
                   ------------------------------------
to Lender on demand all expenses, including reasonable counsel fees, incurred or paid by Lender in protection or enforcing its rights upon or under liabilities or collateral. After deducting all such expenses the residue of any proceeds of collection or sale of liabilities or collateral shall be applied to the payment of principal or interest on Secured Debts in the order of preference determined by Lender, proper allowance for interest on liabilities not then due being made, and any excess shall be returned to Borrower, which shall remain liable for any deficiency.

11.               General Provisions:
                  ------------------

          a. The failure of Lender at any time or times hereafter to require strict performance by Borrower of any of the provisions, warranties, terms, and conditions in this Agreement or in any other agreement, guaranty, note, instrument, or document now or at any time or times hereafter executed by Borrower and delivered to Lender shall not waive, affect, or diminish any right of Lender at any time or times hereafter to demand strict performance thereof. No rights of Lender hereunder shall be deemed to have been waived by any act or knowledge of Lender, its agents, officers or employees, unless such waiver is contained in an instrument signed by an officer of Lender. No waiver by Lender of any of its rights shall operate as a waiver of any other of its present or future rights.

          b. Any demand or notice hereunder shall be deemed effective when deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, addressed to Lender or to Borrower at the address shown, or to any other address provided in writing prior to the giving of such notice by the party to be notified.

          c. This Agreement with all contemporaneously executed notes and other agreements constitutes the entire understanding between the parties with regard to the subject matter hereof, and may not be modified or amended except by an instrument signed by the party against which the enforcement of such modification or amendment is sought.

          d. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If any provision hereof is held to be invalid, illegal or unenforceable, such determination shall not affect the validity of the remaining provisions of this Agreement, which shall continue in full force and effect as if the invalid portions had been deleted or never written.

          e. If Lender seeks to take possession of any or all of the Property by court process, Borrower hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto.

          f. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective legal representatives, successors and assigns. Borrower, however, may not assign any of its rights or delegate any of its obligations hereunder without Lender's prior written consent.

          g. This Agreement is entered into in the State of Colorado and shall be construed in accordance with and governed by the laws thereof. If Lender brings any action hereunder in any United States or Colorado court of record, Borrower consents to personal jurisdiction over it by such court. Service of process may be made upon Borrower by mailing to it a copy of the summons, as provided in Section 11(b) above. In any action hereunder,

               Borrower waives the right to demand a trial by jury.

          h. If Lender at any time employs counsel to perform any of the following services, all of the reasonable attorneys fees arising from, and all expenses and charges relating to, such services shall be part of the Secured Debts, payable on demand and secured by the Property: to assist in the execution and completion of the transactions provided for or contemplated by this Agreement; to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings; to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement, the Property or any other past, present or future agreement, guaranty, note, instrument or document executed by Borrower and delivered to Lender; to protect, collect, lease, sell, take possession of, or liquidate any Property; to attempt to enforce or to enforce any security interest in the Property; to enforce any rights of Lender hereunder, whether before or after an Event of Default occurs; or to collect any Secured Debt.

          i. Each reference herein to Lender shall be deemed to include its successors and assigns, and each reference to Borrower and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the legal representatives, successors and assigns of Borrower, all of whom shall be bound by the provisions hereof.

          j. The term "Borrower" as used herein shall, if this Agreement is signed by more than one person or entity, or by any guarantor of the Secured Debts, mean unless this Agreement otherwise provides or unless the context otherwise requires, the "Borrower and each of them," including all signatures, and each and every representation, promise, agreement and undertaking shall be joint and several except that the granting of the security interest shall be by each in its respective properties. If there is more than one borrower, any loan or advance hereunder shall be deemed to be made at the request of and for the benefit of each Borrower (since Borrowers are affiliates and/or their respective businesses are closely integrated and interrelated).

          k. The section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement.

         BORROWER:


___________________________________                                 ATTEST:
Bay Micro Computers, Inc.
2184 West 190th Street
Torrance, CA   90501
                                                              ------------------
                                                              Secretary

BY: _______________________________                  BY: _______________________

TITLE: _____________________________



STATE OF __________________         )
                                            )  ss.
COUNTY OF  _______________ )

         Subscribed and sworn before me this _____ day of _____, 2001, by _____.

         My Commission expires:  _____________________.



                                                              ------------------
                                                              Notary Public



GUARANTOR:


--------------------------------------
         iCHARGEIT, INC.
2184 West 190th Street
Torrance, CA   90501


         BY: ___________________________________

TITLE:_________________________________



         STATE OF _________________________ )
                                                     )  ss.
COUNTY OF  ______________________   )


         Subscribed and sworn before me this _____ day of _____, 2001, by _____.

         My Commission expires:  _____________________.



                                                              ------------------
                                                              Notary Public

                               CONTINUING GUARANTY


Re:      Bay Micro Computers, Inc. ("Borrower")



         1. For valuable consideration, the undersigned ("Guarantors") jointly and severally unconditionally guarantee the payment when due, upon maturity, acceleration, or otherwise, of all or any of Borrower's indebtedness to Lender. If all or any of such indebtedness becomes due and payable hereunder, Guarantors jointly and severally unconditionally promise to pay the debt to Lender, or order, on demand, in lawful money of the United States. The word "indebtedness" is used herein in its most comprehensive sense. It includes all or any of Borrower's existing or future advances, debts, obligations, and liabilities, whether voluntary or involuntary, and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the indebtedness is from time to time reduced or extinguished, and thereafter increased or incurred, whether Borrower is liable individually or jointly with others, whether recovery upon the indebtedness is now or later becomes barred by any statute of limitations, or whether the indebtedness is now or later becomes otherwise unenforceable.

         2. Guarantors jointly and severally unconditionally guarantee the payment of any and all of Borrower's indebtedness to Lender, regardless of when or whether due or payable by Borrower. Guarantors also jointly and severally guarantee payment upon dissolution, insolvency, or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, Borrower or Guarantors, or the appointment of a receiver for, or the attachment, restraint of, or making or levying of any order of court or legal process affecting Borrower's or Guarantors' property. Guarantors also jointly and severally unconditionally promise to pay such indebtedness to Lender, or order, on demand, in lawful money of the United States.

         3. This guaranty may be terminated as to future transactions only as to those Guarantors that give written notice thereof to Lender. Such notice shall be deemed effective as of noon of the next business day after received by Lender. Regardless of whether notice is given, however, Guarantors shall not be released from liability as to any indebtedness that is owing to or held by Lender, in which Lender has an interest, or for which Lender is obligated at the time notice is received, and all extensions and renewals thereof. Guarantors' liability hereunder is exclusive and independent of any security for or other guaranty of Borrower's indebtedness, whether executed by Guarantors or by any other party. Guarantors' liability hereunder is not affected or impaired by the following: (a) direction of application of payment by Borrower or any other party; (b) any other continuing or other guaranty, undertaking, or liability of Guarantors or of any other party as to Borrower's indebtedness; (c) any payment on or in reduction of such guaranty or undertaking; (d) any notice of termination hereof as to future transactions given by, or by the death or termination, revocation, or release of any obligations hereunder of, any other Guarantors; (e) any dissolution, termination, or increase, decrease, or change in personnel of any Guarantors; or (f) any payment made to Lender on the indebtedness Lender repays to Borrower under court order in a bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding, and Guarantors waive any right to the deferral or modification of their obligations hereunder by reason of such proceedings.

         4. Guarantors' obligations hereunder are joint and several, and independent of Borrower's obligations. A separate action or actions may be brought and prosecuted against Guarantors, regardless of whether action is brought against Borrower or whether Borrower is joined in any such action or actions. Guarantors waive, to the fullest extent permitted by law, the benefit of any statute of limitations affecting their liability hereunder or the enforcement thereof. Any payment by Borrower or other circumstance which operates to toll any statute of limitations as to Borrower shall operate to toll the statute of limitations as to Guarantors.

         5. Guarantors authorize Lender (whether or not after revocation or termination of this guaranty), without notice or demand (except as is required by applicable statute and cannot be waived), and without affecting or impairing their liability hereunder, from time to time to: (a) renew, compromise, extend, increase, accelerate, or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this guaranty or the indebtedness and exchange, enforce, waive, and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender in its discretion determines; and (d) release or substitute any one or more endorsers, Guarantors, Borrower, or other obligors. Lender may without notice assign all or part of this guaranty.


         6. It is not necessary for Lender to inquire into the capacity or powers of Borrower or the officers, directors, partners, or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         7. Any indebtedness of Borrower now or hereafter held by Guarantors is hereby subordinated to the indebtedness of Borrower to Lender; and such indebtedness of Borrower to Guarantors, if Lender so requests, shall be collected, enforced, and received by Guarantors as trustees for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender but without affecting or impairing in any manner the liability of Guarantors under the other provisions of this guaranty. Any instruments now or hereafter evidencing any indebtedness of Borrower to the undersigned shall be marked with a legend that they are subject to this guaranty and, if Lender so requests, shall be delivered to Lender.

         8. Guarantors waive any right to require Lender to (a) proceed against Borrower or any other party, (b) proceed against or exhaust any security held from Borrower, or (c) pursue any other remedy in Lender's power. Guarantors waive any defense based on or arising out of any defense of Borrower other than payment in full of the indebtedness, including any defense based on or arising out of Borrower's disability, or the unenforceability of all or any part of the indebtedness from any cause, or the cessation from any cause of Borrower's liability other than full payment of the indebtedness. Lender may foreclose on any security held by it by one or more judicial or nonjudicial sales, regardless of whether every aspect of any such sale is commercially reasonable, or exercise any other right or remedy it has against Borrower, or any security, without affecting or impairing in any way Guarantors' liability hereunder except to the extent the indebtedness has been paid. Guarantors waive any defense arising out of any election by Lender, even though the election operates to impair or extinguish any right or reimbursement or subrogation or other right or remedy of Guarantors against Borrower or any security. Until all of Borrower's indebtedness to Lender has been paid in full, Guarantors shall have no right of subrogation, and waive any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and waive any benefit of, and any right to participate in any security now or hereafter held by Lender. Guarantors waive all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Guarantors assume all responsibility for being and keeping themselves informed of Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope, and extent of the risks which Guarantors assume and incur hereunder, and agree that Lender shall have no duty to advise Guarantors of information known to it regarding such circumstances or risks.

         9. In addition to the amounts guaranteed hereunder, Guarantors jointly and severally agree to pay reasonable attorney's fees and all other costs and expenses incurred by Lender in enforcing this guaranty or in any action or proceeding arising out of, or relating to, this guaranty. In all cases where there is but a single Borrower or a single Guarantor, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, or when this guaranty is executed by more than one Guarantor, the word "Borrower" and the word "Guarantors" respectively shall mean all and any one or more of them. This guaranty and the liability and obligations of Guarantors hereunder are binding upon Guarantors and their respective heirs, executors, administrators, successors, and assigns, and inures to the benefit of and is enforceable by Lender and its successors, transferees, and assigns.

         10. No right or power of Lender hereunder shall be deemed to have been waived by any act or conduct by it, by any neglect to exercise such right or power, or by any delay in so doing. Every right or power shall continue in full force and effect until specifically waived or released by an instrument executed by Lender.

         11. This guaranty shall be deemed to be made under and shall be governed by the laws of the State of Colorado in all respects. Its terms and provisions may not be waived, altered, modified, or amended except in writing


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

duly signed by an authorized officer of Lender and by Guarantors. In the event of a dispute, the exclusive forum, venue and jurisdiction will be in Boulder, Colorado, unless otherwise required by law.

         12. If any provision of this guaranty contravenes or is held invalid under the laws of any jurisdiction, this guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties shall be construed and enforced accordingly.

         13. This Continuing Guaranty is executed and delivered pursuant to that Loan Agreement between Lender and Borrower dated ___________________, 2001.



IN WITNESS WHEREOF THE UNDERSIGNED GUARANTORS HAVE EXECUTED THIS GUARANTY ON ___________________, 2001.


GUARANTORS



i CHARGEIT, INC.

BY: ___________________________________                   ATTEST:

TITLE: ________________________________                  _______________________
                                                              Secretary

STATE OF _____________  )                            BY: _______________________
                                          )  ss.
COUNTY OF  __________   )

         Subscribed and sworn before me this _____ day of ___, 2001, by _______.

         My Commission expires:  _____________________.


                                                              ------------------
                                                              Notary Public